Exhibit 10.3

PATENT AND TRADEMARK SECURITY AGREEMENT

THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this “Agreement”) is entered into as of July 21, 2017 by and among Skyline Corporation, an Indiana corporation (the “Company”), Skyline Homes, Inc., a California corporation, Homette Corporation, an Indiana corporation, Layton Homes Corp., and Indiana corporation, the other Loan Parties party hereto from time to time (each of the foregoing a “Grantor”, and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., (the “Lender”).

Recitals

A. The Company, the other Loan Parties party thereto, and the Lender are entering into a Credit Agreement dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with the Credit Agreement, the Grantors are entering into a Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) with the Lender.

C. Pursuant to the terms of the Security Agreement, each Grantor pledged, assigned and granted to the Lender a security interest in substantially all of the personal property of such Grantor, including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), Trademarks (as defined in the Security Agreement), and all products and proceeds thereof, to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the Credit Agreement).

D. Pursuant to the terms of the Security Agreement, the Grantors are required to execute and deliver this Agreement to the Lender.

Agreement

In consideration of the recitals set forth above and the mutual agreements contained herein and in the Credit Agreement and other Loan Documents (as defined in the Credit Agreement), each Grantor hereby grants to the Lender, to secure the Secured Obligations, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including any trade name or derivations thereof):

(1)	each trademark and trademark application, including without limitation, each trademark and trademark application referred to in Schedule 1 attached hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

(2)	each trademark license, including without limitation, each trademark license listed on Schedule 1 attached hereto, together with all goodwill associated therewith;

(3)	all products and proceeds of the foregoing, including without limitation, any claim by the Grantor against third parties for past, present or future infringement of any trademark, including without limitation, any trademark referred to in Schedule 1 attached hereto, any trademark issued pursuant to a trademark application referred to in Schedule 1 and any trademark licensed under any trademark license listed on Schedule 1 attached hereto (items 1 through 3 being herein collectively referred to as the “Trademark Collateral”);

(4)	each patent and patent application, including without limitation, each patent and patent application referred to in Schedule 2 attached hereto, together with any reissues, continuations or extensions thereof and all goodwill associated therewith;

(5)	each patent license, including without limitation, each patent license listed on Schedule 2 attached hereto, together with all goodwill associated therewith; and

(6)	all products and proceeds of the foregoing, including without limitation, any claim by the Grantor against third parties for past, present or future infringement of any patent, including without limitation, any patent referred to in Schedule 2 attached hereto, any patent issued pursuant to a patent application and any patent licensed under any patent license listed on Schedule 2 attached hereto (items 4 through 6 being herein collectively referred to as the “Patent Collateral”).

The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Security Agreement; provided, however, that nothing in this Agreement shall expand, limit or otherwise modify the security interests granted pursuant to the Security Agreement. Each Grantor acknowledges and affirms that the rights and remedies of the Lender with respect to the security interests in the Trademark Collateral and the Patent Collateral made and granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern. All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Security Agreement or the Credit Agreement, as applicable.

This Agreement is shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Indiana.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

GRANTORS:

SKYLINE CORPORATION
SKYLINE HOMES, INC.
HOMETTE CORPORATION
LAYTON HOMES CORP.

By:	/s/ Jon Pilarski
Name:	Jon Pilarski
Title:	Vice President/Treasurer of each of the above, on behalf of each of the above

Signature Page to Patent and Trademark Security Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sabina Lin
Name: Sabina Lin
Title: Authorized Officer

Signature Page to Patent and Trademark Security Agreement

SCHEDULE 1

to

PATENT AND TRADEMARK SECURITY AGREEMENT

Trademarks

TRADEMARK APPLICATIONS

None.

TRADEMARK LICENSES

None.

SCHEDULE 2

to

PATENT AND TRADEMARK SECURITY AGREEMENT

PATENTS

None.

PATENT APPLICATIONS

None.

PATENT LICENSES

None.